UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 19, 2025

iBio, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35023	26-2797813
(Commission File Number)	(IRS Employer Identification No.)

11750 Sorrento Valley Road, Suite 200

San Diego, California 92121

(Address of principal executive offices and zip code)

(979) 446-0027

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IBIO	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 19, 2025, iBio, Inc., a Delaware corporation (the “Company”), acting pursuant to authorization from its Board of Directors (the “Board”), determined to voluntarily withdraw the listing of the Company’s common stock, par value $0.001 per share (the “Common Stock”), from NYSE American LLC (“NYSE American”) and to transfer such listing to The Nasdaq Capital Market (“Nasdaq”). The Company informed NYSE American on February 19, 2025, of its intent to transfer the listing of its Common Stock to Nasdaq. The Company expects that listing and trading of its Common Stock on NYSE American will end at market close on March 3, 2025, and trading will begin on the Nasdaq at market open on March 4, 2025.  Until the Company’s Common Stock begins trading on Nasdaq, the Company’s Common Stock will continue to trade on the NYSE American under its current symbol, “IBIO.”

The Common Stock has been approved for listing on Nasdaq, where it will continue to trade under the ticker symbol “IBIO.”

Item 7.01.   Regulation FD Disclosure.

On February 19, 2025, the Company issued a press release regarding the transfer of its listing of Common Stock from Nasdaq to the NYSE American. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

The information in this Item 7.01, including the press release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by reference to such filing.

Item 9.01.   Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release issued by iBio, Inc., dated February 19, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBIO, INC.

Date: February 19, 2025	By:	/s/ Marc A. Banjak
		Name:	Marc A. Banjak
		Title:	Chief Legal Officer